MUNDOVAL FUND
GLOBAL VALUE INVESTING

Quarterly Commentary: 2Q12

Portfolio Review

The Mundoval Fund returned –6.33% in the second quarter of 2012, 1.26% behind the benchmark MSCI World index. After rallying early in the year, equity markets were whipsawed by further turbulence in the Eurozone. Declines in the portfolio included all sectors and countries lead by banking giant, Citigroup. A handful of fund holdings eked out gains in the turbulent quarter, including Latin American telecommunications company, America Movil and industrial stalwart, General Electric.

During the quarter, cable provider Time Warner and healthcare holdings Novartis and Pfizer were sold from the fund after reaching what we feel is their fair market value. Proceeds from the sale were used in part to invest in Telekomunik Indonesia, the largest telecommunications provider in Indonesia with roughly 70 million customers. We are attracted to the company's strong presence in the growing Indonesian telecom market and it's proven business record, including ten consecutive years of positive free cash flow.

Manager Commentary: *Buying $1 for 50¢ with BNP Paribas*

With over $2.5 trillion in total assets, BNP Paribas is the 5th largest financial institution in the world.[1] Founded in Paris, France in 1966, BNP Paribas provides banking and asset management services to more than 23 million clients in 80 countries worldwide. In addition, BNP is the 3rd largest private bank, 6th largest asset manager and 10th largest insurer in Europe.[2]

Despite major turmoil with financial markets and sovereign debt the Eurozone, BNP Paribas achieved net income of more than $7.5 billion in 2011 In addition to a 4.3% dividend yield, we are attracted to BNP Paribas' low valuation which we calculate at approximately one-half of its net tangible equity per share. In other words, an investor can buy $1 worth of BNP Paribas for 50¢.

In 2012, BNP Paribas continues to make adjustments across their operations to adapt to the challenging economic environment: BNP Paribas' exposure to sovereign debt in Greece, Ireland, Portugal, Italy and Spain has been reduced by more than half; shareholder's equity has doubled in the past three years; and retention of earnings to boost capital ratios will continue to be a focus for management. Cutting debt has shrunk the corporate balance sheet and in early 2012, BNP Paribas reorganized their retail banking operations into a single entity called International Retail Banking (IRB). IRB operates a network of 3,000 branches in 15 countries, including the US and in Europe and Africa. Further, in an effort to maximize shareholder value, management at BNP recently announced a share repurchase program.

In The Intelligent Investor, Benjamin Graham wrote, "If we assume that it is the habit of the market to overvalue common stocks which have been showing excellent growth or are glamorous for some other reason, it is logical to expect that it will undervalue companies that are out of favor due to unsatisfactory developments of a temporary nature."[3] In light of recent uncertainty surrounding the sovereign debt crisis in Europe, we believe BNP Paribas is an excellent example of Mr. Graham's observation. In our opinion, BNP Paribas has the capital resources and management expertise to carry them through a difficult period as the Eurozone stabilizes. We also believe the stock market is likely to respond with reasonable speed to any improvement shown. Most importantly, BNP Paribas is one of the largest financial institutions in the world selling for an attractive price in relation to its net assets, earnings and dividend payout.

Thank-you for your continued confidence,
Arthur Q. Johnson, CFA

1. www.relbanks.com; bank rankings 2012. 2. BNP Paribas 2011 Annual Report. 3. The Intelligent Investor, 4th edition, pg. 79.

Average Annual Total Returns as of June 30th, 2012[4]

	2Q 2012 (Non-Annualized)	Year to Date (Non-Annualized)	1-Year	3-Years	5-Years	7-Years	Since Inception (9/3/04)
Mundoval Fund	-6.33%	5.17%	-4.96%	10.05%	-2.41%	3.70%	4.17%
MSCI World Index	-5.07%	5.91%	-4.98%	10.96%	-2.95%	3.16%	4.32%

4. Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.